SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                           June 2, 2004 (June 2, 2004)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


            Texas                     0-16179                 76-0670175
 ---------------------------        -------------             ----------
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)



                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On June 2, 2004, Gexa Corp. ("Gexa") issued a press release announcing the appointment of Dave Holeman, age 40, as Vice President and Chief Financial Officer of Gexa. Prior to joining Gexa, Mr. Holeman was employed by Houston Cellular Telephone Company for 7 years, where he served as Director of Finance and Controller for the first 4 years and as CFO for the remaining 3 years. Prior to his employment with Houston Cellular, from August, 1988 to September, 1995, Mr. Holeman was employed by H.M.S.S., a company providing alternative-site health care services, in various capacities, including Controller and Assistant Controller. Prior to his employment with H.M.S.S., Mr. Holeman was employed as a Senior Auditor with Deloitte and Touche from June, 1985 to August, 1988. Mr. Holeman is a Certified Public Accountant and has a BBA degree in accounting from Abilene Christian University.



ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

c.       Exhibits

         99.1     Press Release

                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GEXA Corp.

Date: June 2, 2004                          By:     /s/ Neil M. Leibman
     -------------                                  -------------------
                                                    Neil M. Leibman
                                                    Chairman and CEO